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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 1996 included in Wackenhut Corrections Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP

                                                             ARTHUR ANDERSEN LLP



Miami, Florida
December 3, 1996